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                        SUPPLEMENT DATED MAY 1, 2012 TO

                       PROSPECTUS DATED MAY 1, 2008 FOR

        SCHEDULED PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

                                  THROUGH ITS

                GENWORTH LIFE OF NEW YORK VA SEPARATE ACCOUNT 1

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR VARIABLE ANNUITY PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

Effective April 1, 2012, we will waive surrender charges if you are within six months of the Annuity Commencement Date and you elect to take a full surrender or partial withdrawal from your contract. Please note, however, that if you take a partial withdrawal, you may lose your rights to Guaranteed Minimum Income Payments under the contract. If you take a full surrender, you will lose all rights to Guaranteed Minimum Income Payments under the contract.

Please see your contract and prospectus for more information about the fees and charges deducted under your contract and the impact of partial withdrawals and full surrenders on Guaranteed Minimum Income Payments.

The prospectus is revised accordingly.

18326NY SUPPC 05/01/12